SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
March 27, 2007
INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or organization	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)
1600 E. St. Andrew Place
Santa Ana, CA 92799-5125
(Address, including zip code of Registrant’s principal executive offices)
Registrant’s telephone number, including area code: (714) 566-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 27, 2007, Ingram Micro Inc.’s (the “Company”) Board of Directors selected Dale R. Laurance as its Chairman-designate. Mr. Laurance is the Company’s current Lead Director, Chair of the Governance Committee and a member of the Audit Committee. He will succeed Kent B. Foster, who is retiring from the Board of Directors at the Company’s Annual Meeting of Shareowners on June 6, 2007 (the “2007 Annual Meeting”) after seven years as Chairman of the Board. A copy of the press release on Mr. Laurance’s selection as well as his background is attached hereto as Exhibit 99.01, the text of which is incorporated by reference herein. This press release is not deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, or to form a part of our public disclosure in the United States or otherwise.
Mr. Laurance will continue to receive compensation as a non-executive Board member pursuant to the Compensation Plan for Non-Executive Members of the Board of Directors. Mr. Laurance will receive additional compensation in his new role as non-executive Chairman of the Board effective June 6, 2007 pursuant to the Compensation Plan of Non-Executive Chairman of the Board of Directors adopted by the Board on March 27, 2007 (the “Non-Executive Chair Plan”). Under the Non-Executive Chair Plan, Mr. Laurance will receive additional annual compensation in an amount equal to $250,000 payable in cash and equity. Any equity-based compensation will be issued under the Company’s 2003 Equity Incentive Plan approved by the Company’s shareowners in 2003. A copy of the Non-Executive Chair Plan is attached hereto as Exhibit 99.2, the text of which is incorporated by reference herein.
In addition, in connection with Mr. Foster’s retirement, the Board has also approved that Mr. Foster’s 61,180 and 49,360 unvested options with vesting dates of July 1, 2007 and February 1, 2008, respectively, will vest immediately on June 6, 2007, the date of Mr. Foster’s retirement.
Item 8.01 Other Events.
On March 27, 2007, our Board of Directors amended our Corporate Governance Guidelines to, among other things, remove the mandatory retirement age for directors, and provide that non-management directors shall choose a Lead Director when the Chairman of the Board is not independent of management and that the Chairman of the Board shall perform the duties of the Lead Director when the Chairman is independent of management. A copy of the revised Corporate

Governance Guidelines is attached hereto as Exhibit 99.3, the text of which is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 27, 2007
99.2	Compensation Plan for Non-Executive Chairman of the Board of Directors dated March 27, 2007
99.3	Revised Corporate Governance Guidelines dated March 27, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By: Name:	/s/ Larry C. Boyd Larry C. Boyd
Title:	Senior Vice President,
Secretary and General Counsel
Date: March 27, 2007

EXHIBIT INDEX

Exhibits	Description
99.1	Press Release dated March 27, 2007

99.2	Compensation Plan for Non-Executive Chairman of the Board of Directors dated March 27, 2007

99.3	Revised Corporate Governance Guidelines dated March 27, 2007

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